Exhibit 10.1

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


Warrant No. __


                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                            NEW FRONTIER ENERGY, INC.


     THIS CERTIFIES that, for value received, [_____________] is entitled to purchase from NEW FRONTIER ENERGY, INC., a Colorado corporation (the "Corporation"), subject to the terms and conditions hereof, [_________] shares (the "Warrant Shares") of common stock, $0.001 par value (the "Common Stock"). This warrant, together with all warrants hereafter issued in exchange or substitution for this warrant, is referred to as the "Warrant" and the holder of this Warrant is referred to as the "Holder." The number of Warrant Shares is subject to adjustment as hereinafter provided. Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm EST on [3 YEARS FROM FINAL CLOSING]___, 2009 (the "Termination Date").

     1.   Exercise of Warrants.

     (a) The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per Warrant Share equal to $1.50 per share, subject to adjustment as provided herein (the "Exercise Price"), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by cashiers check or wire transfer for each Warrant Share being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the Warrant Shares as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof within three
(3) business days after the Corporation has received the Holder's Warrant Exercise Form and payment of the Exercise Price, and the Holder hereof shall be deemed for all purposes to be the holder of the Warrant Shares so purchased as of the date of such exercise..

     (b) If, but only if, at any time after one year from the date of grant of this Warrant there is no effective registration statement registering the resale of the Warrant Shares by the Holder, this Warrant may also be exercised at such time by means of a "cashless exercise" in which, at any time prior to the Termination Date, the Holder of this Warrant may, at its option, exchange this Warrant, in whole or in part (a "Warrant Exchange"), into Warrant Shares by surrendering this Warrant at the principal office of the Corporation, accompanied by a Warrant Exercise Form stating such Holder's intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur. The Warrant Exchange shall be effective on the date the Warrant Exercise Form is transmitted to the Corporation (the "Exchange Date"). Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant of like tenor evidencing the balance of the Warrant Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within three
(3) business days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Warrant Shares (rounded to the next highest integer) equal to the quotient obtained by the following formula:

                  (A-B)*(X)
                        (A)

Where:    (A)  = the Closing Bid Price (as hereinafter defined) on the trading day preceding the date on which the Corporation receives the Warrant Exercise Form;
          (B)  = the Exercise Price then in effect; and
          (X)  = the number of Warrant Shares for which this Warrant is being exercised (including both the number of Warrant Shares to be issued to the Holder and the number of Warrant Shares subject to the portion of the Warrant being exchange in payment of the Exercise Price).

As used herein, "Closing Bid Price", shall mean the closing bid price of the Common Stock as reported by Bloomberg Financial L.P. on the date in question (based on a trading day from 9:30 a.m. ET to 4:02 p.m. Eastern Time) (and, if no closing bid price is reported, the closing price as so reported, and if neither the closing bid price nor the closing price is so reported, the last reported price of the Common Stock as determined by an independent evaluator mutually agreed to by the Holder and the Corporation).

     2. Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

     3. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

     4. Transferability of Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Corporation by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed for transfer. Any registration rights to which this Warrant may then be subject shall be transferred together with the Warrant to the subsequent purchaser.

     5. Certain Adjustments. With respect to any rights that Holder has to exercise this Warrant and convert into shares of Common Stock, Holder shall be entitled to the following adjustments:

          (a) Merger or Consolidation. If at any time there shall be a merger or a consolidation of the Corporation with or into another corporation when the Corporation is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the holder hereof shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger or consolidation, to which the holder hereof as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder hereof as the holder of this Warrant after the merger or consolidation.

          (b) Reclassification, Recapitalization, etc. If the Corporation at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

          (c) Split or Combination of Common Stock and Stock Dividend. In case the Corporation shall at any time subdivide, redivide, recapitalize, split (forward or reverse) or change its outstanding shares of Common Stock into a greater number of shares or declare a dividend upon its Common Stock payable solely in shares of Common Stock, the Exercise Price shall be proportionately reduced and the number of Warrant Shares proportionately increased. Conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Exercise Price shall be proportionately increased and the number of Warrant Shares proportionately reduced.

          (d) Issuances of Additional Shares of Stock. If at any time prior to the exercise of this Warrant, the Corporation shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition), Additional Shares of Common Stock (as hereinafter defined) without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale, then forthwith upon the occurrence of any such event (the "Dilutive Issuance") the Exercise Price shall be reduced to a price (computed to the nearest cent) determined by dividing (i) the sum of (x) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale by the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (y) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the number of shares of Common Stock outstanding immediately after such issue or sale. The Corporation shall notify the Holder in writing, no later than three trading days following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For clarification, whether or not the Corporation provides a Dilutive Issuance Notice, upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the adjusted Exercise Price regardless of whether the Holder accurately refers to the adjusted Exercise Price in the Warrant Exercise Form

As used herein, "Additional Shares of Common Stock" shall mean all shares of Common Stock or any securities of the Corporation which would entitle the holder thereof to acquire at any time Common Stock (including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock), whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, at an effective price per share which is less than the Exercise Price then in effect. If the Corporation issues any securities convertible or exchangeable into Common Stock, the maximum number of shares of Common Stock issuable thereunder shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, if the consideration per share of such Additional Shares of Common Stock (as hereinafter determined) is less than the Exercise Price then in effect. Additional Shares of Common Stock, however, shall not include (i) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (ii) securities upon the exercise of or conversion of any securities issued hereunder, convertible securities, options or warrants issued and outstanding on the original issuance date of this Warrant, provided that such securities have not been amended since such date to increase the number of such securities, and (iii) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.


          (b) Fractional Shares. No fractional Warrant Shares shall be issued upon exercise of this Warrant as a result of any of the adjustment as set forth in this Section 5. Instead, the number of Warrant Shares issuable upon exercise of this Warrant shall be rounded to the nearest whole number.

     6. Exercise Limitation. The Corporation shall not effect any exercicse of this Warrant, and a Holder shall not have the right to convert any portion of this Warrant, to the extent that, after giving effect to the exercise set forth on the applicable Warrant Exercise Form, such Holder (together with such Holder's Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder's Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of the Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) exercise of the remaining, unexercised number of Warrants Shares beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation owned by such Holder or any of its Affiliates subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this
Section 6 applies, the determination of whether the Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of how many Warrant Shares are exercisable shall be in the sole discretion of such Holder, and the submission of a Warrant Exercise Form shall be deemed to be such Holder's determination of whether the shares of this Warrant may be exercised (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Warrant are exercisable, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Warrant Exercise Form that such Warrant Exercise Form has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation's most recent Form 10-QSB or Form 10-KSB, as the case may be, (B) a more recent public announcement by the Corporation or
(C) a more recent notice by the Corporation or the Corporation's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two (2) Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be (i) 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant held by the applicable Holder, with respect to any Holder whose initial number of Warrant Shares hereunder is less than 5,000,000 and (ii) 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Warrant held by the applicable Holder., with respect to any Holder whose initial number of Warrant Shares hereunder is 5,000,000 or more. The Beneficial Ownership Limitation provisions of this Section 6, with respect to a Holder subject to the 4.99% limitation described in part (i) of the definition of Beneficial Ownership Limitation, may be waived by such Holder, at the election of such Holder, upon not less than 61 days' prior notice to the Corporation, to change the Beneficial Ownership Limitation to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Warrant held by the applicable Holder, and the provisions of this Section 6 shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The Beneficial Ownership Limitation provisions of this Section 6, with respect to a Holder subject to the 9.99% limitation described in part
(ii) of the definition of Beneficial Ownership Limitation, may not be waived by such Holder. Notwithstanding the foregoing, this Beneficial Ownership Limitation shall terminate with respect to any Warrant Shares being redeemed by the Corporation pursuant to Section 8 below, which termination shall be effective 60 days subsequent to the transmission of a Redemption Notice to Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Warrant.

     7. Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

     8. Redemption. The Corporation shall have the right, upon written notice to the Holder ("Redemption Notice"), to redeem all or any portion of this Warrant (a "Redemption"), provided that (i) the Warrant Shares have been registered for resale pursuant to the Securities Act, and are freely tradable without restriction or legend for at least the 30-day period preceding such notice and
(ii) the Closing Bid Price for the Common Stock has been at least $3.50 (subject to adjustment to reflect forward or reverse stock splits, stock dividends, recapitalizations and the like) for each trading day in the 20-trading day period immediately preceding the date of the Redemption Notice from the Corporation to the Holder. The Redemption Notice shall state the number of Warrant Shares that are being redeemed (the "Redemption Amount") and on what date the Redemption shall take effect, which date shall be at least 65 calendar days after the Redemption Notice is sent to Holder (the "Redemption Date"), provided, however, that the maximum aggregate Redemption Amount for all holders of the same class as this Warrant (the "Aggregate Redemption Amount") per calendar week shall be 25% of the average daily trading volume of the Corporation's Common Stock for the 20 trading days preceding each such Redemption Notice. For example, during a given week, if the average daily trading volume for the preceding 20 days is 200,000 shares, the Aggregate Redemption Amount shall be no more than 50,000 Warrant Shares. The Aggregate Redemption Amount shall be applied on a pro-rata basis to each holder of warrants of the same class as this Warrant based upon the respective number of Warrant Shares underlying each holder's warrants. The Corporation covenants to honor all exercises of this Warrant up until 7:00pm (Eastern Time) on the Redemption Date, and any such exercises will be applied against such Holder's Redemption Amount. The Redemption Notice shall be void if on the Redemption Date, the Warrant Shares are no longer freely tradable without restriction. After 7:01pm (Eastern Time) on the Redemption Date, any unexercised portion of the Warrant being redeemed shall be cancelled against payment by the Corporation of $0.01 per cancelled Warrant Share to the Holder. The Beneficial Ownership Limitation set forth in Section 6 above shall terminate with respect to each Holder's Redemption Amount (if applicable) as of the date that is 60 days subsequent to transmission of a Redemption Notice as set forth in this Section 8 and, as a result, as of the date of transmission of the Redemption Notice the Holder shall be deemed to have the right to acquire beneficial ownership of the Redemption Amount within 60 days.

     9. Miscellaneous. This Warrant shall be governed by and construed in accordance with the laws of the State of Colorado. All the covenants and provisions of this Warrant by or for the benefit of the Corporation shall bind and inure to the benefit of its successors and assigns hereunder. Nothing in this Warrant shall be construed to give to any person or corporation other than the Corporation and the holder of this Warrant any legal or equitable right, remedy or claim under this Warrant. This Warrant shall be for the sole and exclusive benefit of the Corporation and the holder of this Warrant. The section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Corporation, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers, this __ day of __________, 2006.

                                NEW FRONTIER ENERGY, INC.


                                By:
                                     ----------------------------------------
                                Name: Les Bates
                                Title: Chief Accounting and Financial Officer

                              WARRANT EXERCISE FORM

            To Be Executed by the Holder in Order to Exercise Warrant

To:      New Frontier Energy, Inc.
         1789 W. Littleton Blvd.                       Dated: _________________
         Littleton, Colorado  80120-0298
         Attn:  Les Bates, Principal Financial Officer

   The undersigned, pursuant to the provisions set forth in the attached Warrant No. ______, hereby irrevocably elects to purchase (check applicable box):

     |_| ____________ shares of the Common Stock of New Frontier Energy, Inc. covered by such Warrant; or

     |_| the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in subsection 1(b) (if applicable).

     The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

     |_| $__________ in lawful money of the United States; and/or

     |_| if the provisions of subsection 1(b) of this Warrant are in effect, the cancellation of such portion of the attached Warrant as is exercisable for a total of _________ Warrant Shares (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

     |_| if the provisions of subsection 1(b) of this Warrant are in effect, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(b).

The undersigned hereby requests that certificates for the Warrant Shares purchased hereby be issued in the name of:




-----------------------------------------------------------
(please print or type name and address)


-----------------------------------------------------------
(please insert social security or other identifying number)

and be delivered as follows:



-----------------------------------------------------------

-----------------------------------------------------------
(please print or type name and address)


-----------------------------------------------------------
(please insert social security or other identifying number)

and if such number of shares of Common Stock shall not be all the shares evidenced by this Warrant Certificate, that a new Warrant for the balance of such shares be registered in the name of, and delivered to, Holder.


                            -----------------------------------
                            Signature of Holder
                            SIGNATURE GUARANTEE:

                            -----------------------------------

                                 ASSIGNMENT FORM

                        (To assign the foregoing warrant,
                     execute this form. Do not use this form
                            to exercise the warrant.)



     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


______________________________________________________________ whose address is

________________________________________________________________________________


________________________________________________________________________________

                                           Dated:  ____________________, _______


              Holder's Signature: _____________________________________________

              Holder's Address:   _____________________________________________

                                  _____________________________________________


Signature Guaranteed:  ___________________________________________





NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust Corporation. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.